EXHIBIT 32.1

SECTION 906 CERTIFICATION
    In connection with the quarterly report of Flagstar Bancorp, Inc. (the "Company") on Form 10-Q for the period ended June 30, 2021, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Alessandro P. DiNello, President and Chief Executive Officer of the Company, certify, to the best of my knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 6, 2021	/s/ Alessandro P. DiNello
Alessandro P. DiNello President and Chief Executive Officer (Principal Executive Officer)